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                                                                    EXHIBIT 99.1

[WAL*MART LOGO]
                                                           [WAL*MART LETTERHEAD]

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Statement Under Oath of Principal Executive Officer Regarding Facts and
Circumstances Relating to Exchange Act Filings

I, H. Lee Scott, Jr., state and attest that:

1) To the best of my knowledge, based upon a review of the covered reports of Wal-Mart Stores, Inc., and, except as corrected or supplemented in a subsequent covered report:

     o no covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and

     o no covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed).

2) I have reviewed the contents of this statement with the Company's audit committee.

3) In this statement under oath, each of the following, if filed on or before the date of this statement, is a "covered report":

     o Annual Report on Form 10-K for the fiscal year ended January 31, 2002, of Wal-Mart Stores, Inc., filed with the Commission on April 15, 2002;

     o all reports on Form 10-Q, all reports on Form 8-K and all definitive proxy materials of Wal-Mart Stores, Inc. filed with the Commission subsequent to the filing of the Form 10-K identified above; and

     o    any amendments to any of the foregoing.


/s/     H. Lee Scott, Jr.
----------------------------------------      Subscribed and sworn to
H. Lee Scott, Jr.                             before me this 14th day of
President and Chief Executive Officer         August 2002.
(Principal Executive Officer)
August 14, 2002                               /s/    Karen Demory
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                                                 Notary Public

                                                 My Commission Expires:
                                                         July 1, 2010
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                                                        [Notarial Seal]